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                           AMENDMENT TO
                         CREDIT AGREEMENT
                        AND RESTATEMENT OF
                            ARTICLE IX
THIS AMENDMENT (the "Amendment") is made as of this 30th day of June, 1998, by and among EMERITUS PROPERTIES II, INC. ("EII"), EMERITUS PROPERTIES III, INC. ("EIII"), EMERITUS PROPERTIES V,
INC. ("EV") and EMERITUS PROPERTIES VII, INC. ("EVII"), each a Washington corporation (each a "Borrower" and collectively, the "Borrowers"), each having an address c/o Emeritus Corporation,
3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, and DEUTSCHE BANK AG, a bank chartered under the laws of the Federal Republic of Germany, acting by and through its New York Branch (together with its successors and assigns, the "Lender") having an address at 31 West 52nd Street, New York, New York 10019.
WITNESSETH:
WHEREAS, EII, EV and EVll (the " Original Borrowers " ) and the Lender entered into that certain Credit Agreement, dated as of April 29,1998 (the "Original Credit Agreement"; terms not otherwise defined herein shall have the meaning ascribed therein), pursuant to which the Lender made a loan (the "Original Loan") to the Original Borrowers in the aggregate principal amount of Fifty-Six Million Two Hundred Eighty-Six Thousand and No/100 Dollars ($56,286,000.00), which was secured, inter alia, by a first mortgage lien on eight (8) assisted living facilities (the "Original Properties"), all on the terms and conditions set forth in the Original Credit Agreement;
WHEREAS, the Loan to each of the Original Borrowers was guaranteed by each other Original Borrower pursuant to a cross-guaranty (the "Cross-Guaranty") made by each of the other Original Borrowers in favor of the Lender;
WHEREAS, each of the Original Borrowers and EIII is a wholly-owned Subsidiary of Emeritus Corporation, a Washington corporation ("EC");
WHEREAS, EC made that certain Guaranty and Limited Indemnity in favor of the Lender, dated as of April 29,1998 (the "Guaranty") pursuant to which EC guaranteed certain obligations of each of the Original Borrowers as set forth therein;
WHEREAS, EIII is the owner of the two (2) assisted living facilities listed on Schedule A attached hereto (each ari "Additional Property", and collectively the "Additional Properties") ;
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WHEREAS, EIII has requested and the Lender has agreed to make a loan to EIII in the principal amount of SIXTEEN MILLION NINE HUNDRED FORTY-NINE THOUSAND AND NO/100 DOLLARS ($16,949,000.00) (the "Additional Loan"), which will be secured, inter alia, by a first mortgage lien on the Additional Properties, all on the terms and conditions of this Amendment and the Credit Agreement; and WHEREAS, EIII, the Original Borrowers and the Lender desire to amend (a) the Original Credit Agreement to provide for (i) the inclusion of EIII as a Borrower under the Original Credit
Agreement and (ii) the making of the Additional Loan to EIII; and
(b) restate in its entirety Article IX of the Original Credit
Agreement;
NOW THEREFORE, in consideration of the premises and of the mutual. covenants and agreements contained herein, the parties hereto hereby agree that, effective as of the date hereof, the Original Credit Agreement shall be and hereby is amended as follows:
1. Conditions Precedent to Disbursement of the Effective Date. The obligation of the Lender to make the Additional Loan hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the date hereof (the "Effective Date")
(a) The following statements shall be true on the Effective Date and EIII shall have delivered to the Lender a certificate executed by a Responsible Officer to such effect:
(i) the representations and warranties contained in each Loan Document are correct on and as of the Effective Date, before and after giving effect to the making of the Additional Loan by the Lender and to the application of the proceeds therefrom, as though made on and as of such date; and
(ii) no material event has occurred and is continuing, or would result from the making of the Additional Loan by the Lender or from the application of the proceeds therefrom, that constitutes a
Default.
(b) There shall exist no action, suit, investigation, litigation or proceeding affecting EIII or the Additional Properties pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect other than the matters described on the disclosure schedule attached hereto as Schedule B or (ii) purports to affect the legality, validity or enforceability of, this Amendment, the
Credit Agreement, the Note, any other Loan Document or the consummation of the transactions contemplated hereby.
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(c) EIII shall have paid or caused to be paid all reasonable and documented accrued fees and expenses of the Lender which EIII is required to pay under the Loan Documents (including the accrued fees and expenses of counsel to the Lender).
(d) The Lender shall have received on or before the Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Lender (unless otherwise specified):
(i) The Note payable to the order of the Lender.
(ii) Board of Directors Resolutions for EIU approving this Amendment, the Credit Agreement, the Note and each other Loan Document to which EUI is or is to be a party, and of all documents evidencing other necessary action and governmental and other third party approvals and consents, if any, with respect to EUI, the Additional Loan, this Amendment, the Credit Agreement, the Note and each other Loan Document.
(iii) A copy of the Organizational Documents of EIII, in each case together with each amendment thereto, and, in the case of the by-laws of EIII, certified (as of the Effective Date) by the
Secretary of State of the jurisdiction of its formation or incorporation as being a true and correct copy thereof.
(iv) For EIII, a copy of a certificate of the Washington Secretary of State, dated reasonably near the Effective Date, certifying that (A) EIII has paid all applicable franchise taxes to the date of such certificate and (B) EIII is duly formed and in good standing under the laws of the State of Washington.
(v) A copy of a certificate of the Secretary of State of each state in which any of the Additional Properties is located, dated reasonably near the Effective Date, stating that EIII is duly qualified and in good standing in such State and has filed all annual reports required to be filed to the date of such certificate.
(vi) A certificate of an authorized member of EIII certifying the names and true signatures of the officers of such authorized member, authorized to sign this Amendment, the Note and each other Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.
(vii) A Security Agreement in the form and substance satisfactory to the Lender pledging to the Lender and granting the Lender a security interest in all of EIII's right, title and interest in the Collateral, duly executed by EIII, together with:
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(A) financing statements in proper form for filing under the
Uniform Commercial Code of the State of Washington and each jurisdiction in which any of the Additional Properties is located, as well as any other jurisdictions deemed necessary or desirable by the Lender, covering the personal property Collateral and fixtures described in the Mortgages,
(B) completed requests for information, dated on or a
reasonable time before the Effective Date, listing all effective financing statements filed in the jurisdictions referred to in clause (A) above that names EllI as debtor, together with copies of such other financing
statements,
(C) copies of the Assigned Agreements referred to in the
Mortgages, together with a consent to such assignment, in a form acceptable to the Lender, from each party to any Material
Agreement (as defined in the Mortgages) other than EIII, and
(D) evidence that all other action that the Lender may deem reasonably necessary or desirable in order to perfect and protect the first and security interests and fixtures in personal property Collateral created under the Mortgages has been taken.
(viii) Mortgages, in form and substance satisfactory to the Lender and covering the Additional Properties duly executed by EIII, together with:
(A) evidence that counterparts of the Mortgages have been duly executed and delivered for recording to the Title Company on or before the Effective Date in such form as Lender may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Lender and that provision has been made for the payment of all filing and recording taxes and fees,
(B) fully paid Mortgage Policies in form and substance, with endorsements and in amounts acceptable to, the Lender, issued by the Title Company, insuring the Mortgages to be valid first and subsisting Liens on the Additional Property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Lender may deem necessary or desirable,
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(C) American Land Title Association form surveys, certified to the
Lender and the issuer of the Mortgage Policies in a manner satisfactory to the Lender by a land surveyor duly registered and licensed in the States in which the Additional Property described in such surveys is located and acceptable to the Lender, showing all buildings and other improvements, any off site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements onto other property or by improvements of others onto such properly, and other defects, other than encroachments and other defects acceptable to the Lender,
(D) Appraisals of each of the Additional Properties indicating an aggregate Loan-to-Value Ratio for the Additional Properties (determined with reference to the Additional Loan) not in excess of eighty-five percent (85 % ) and otherwise in form and substance satisfactory to the Lender,
(E) engineering reports as to the Additional Properties, in form and substance and from professional firms acceptable to the
Lender,
(F) such consents and agreements of lessors and other third parties, and such estoppel letters and other confirmations, as the Lender may deem reasonably necessary or desirable,
(G) evidence of the insurance required by the terms of the
Mortgages, and
(H) evidence that all other action that the Lender may deem reasonably necessary or desirable in order to create valid first and subsisting Liens on the Additional Properties has been taken.
(ix) An amendment to the Guaranty, duly executed by Emeritus in form satisfactory to the Lender, including the Additional Loan and EIII.
(x) Such financial, business and other information regarding the Additional Properties, EIII and Emeritus as the Lender shall have requested, including, without limitation, information as to possible contingent liabilities, environmental matters, collective bargaining agreements, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender's due diligence review
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reveals material changes since such financial statements, as of a later date within forty-five (45) days of the Effective Date).
(xi) The Phase I Reports for each of the Additional Properties.
(xii) A favorable opinion of Foster, Pepper & Shefelman counsel for EIII, in form satisfactory to the Lender, as to:
(a)  the organization, existence, formation and good standing of
EIII; and
(b) the authorization by the Original Borrowers and EIII of
the Amendment and any of the Loan Documents.
(xiii) A favorable opinion of New York counsel to the Original Borrowers and EIII, in form satisfactory to the Lender, as to:
(a) the enforceability of this Amendment, the Credit Agreement, the Note and the Amendment to the Guaranty.
(xiv) A favorable opinion of local counsel to EIII in each jurisdiction in which any of the Additional Properties are located, in form satisfactory to the Lender, as to:
(a) the good standing and qualification to do business of EIII in such jurisdiction; and
(b)  the enforceability of the Loan Documents that, by their terms, are governed by the law of such jurisdiction.
(xv) A favorable opinion of Foster, Pepper & Shefelman, as to the likelihood of the assets of EIII being substantively consolidated with those of Emeritus or any owner of greater than forty-nine percent (49 % ) interest in any shareholder of EIII in an insolvency proceeding, with respect to such owner.
(xvi) On the Effective Date, the Lender shall disburse a portion of the Loan proceeds equal to the amount needed to complete the Specified Repairs into a separate escrow account of the Lender. Such escrow account shall be an interest bearing account and EIII shall have the right to have an amount released from such escrow account equal to the amount allocated for a Specified Repair upon a written request to the Lender accompanied by reasonable evidence of completion of such Specified Repair. Until the funds in such escrow account
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are released, they shall constitute additional security for the
Additional Loan. When reasonable evidence has been provided that the Specified Repairs are complete with respect to EIII, the remaining funds in escrow with respect to EIII shall be released to EIII.
2. Definitions, Etc. From and after the Effective Date, the following definitions in the Original Credit Agreement shall be amended as follows:
(a) Allocated Loan Amount. The definition of Allocated Loan Amount shall be amended to include the outstanding principal amount of the Additional Loan as of the relevant date of determination allocated to each Additional Property as set forth on Schedule E hereto;
(b) Borrowers. The definition of Borrower shall be amended to include EIII as a Borrower;
(c) Cross-Guarantor. The definition of Cross-Guarantor shall be amended to include Elll as a Cross-Guarantor;
(d) Disclosure Schedule. The definition of Disclosure Schedule shall be amended to include those items listed on Schedule B hereto with respect to the Additional Properties ;
(e) Loan. The definition of Loan shall be increased by and include a principal amount equal to principal amount of the Additional Loan;
Loan Documents. The definition of Loan Documents shall be amended to include this Amendment and that certain Amendment to the Guaranty and Limited Indemnity by Indemnitor in favor of the Lender;
(g) Properties. The definition of Properties shall be amended to include the Additional Properties ; and
(h) Specified Repairs. The definition of Specified Repairs shall be amended to include those repairs listed on Schedule C hereto with respect to the Additional Properties.
3. Schedules. From and after the Effective Date, the following Schedules that are part of the Original Credit Agreement shall be amended as follows:
(a) Schedule A. Schedule A shall be amended to include the Additional Properties and the applicable Allocated Loan Amount as set forth on Schedule E hereto;
NYDOCSO3/322559.3
(b) Schedule B. Schedule B shall be amended to include those disclosure items listed on Schedule B hereto with respect to the Additional Properties;
(c) Schedule C. Schedule C shall be amended to include the Effective Capacity of the Additional Properties as set forth on Schedule D hereto; and
(d) Schedule D. Schedule D shall be amended to include the repairs listed on Schedule C hereto with respect to the Additional Properties.
4. Cross-Guaranty. From and after the Effective Date Article IX of the Original Credit Agreement shall be amended and restated in its entirety as follows:
                            ARTICLE IX
                          CROSS-GUARANTY
SECTION 9.01. Cross-Guaranty of Payment. Subject to Section 9.07 below, each Cross-Guarantor hereby, jointly and severally, unconditionally guarantees to the Lender the prompt payment of all Guaranteed Obligations of the other Borrowers in fall when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) (the "Cross-Guaranty"). The Cross-Guarantors additionally, jointly and severally, unconditionally guarantee to the Lender the timely performance of all other obligations of the other Borrowers under the Loan Documents. This Cross-Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to Guaranteed Obligations whenever arising.
SECTION 9.02. Obligations Unconditional. The obligations of the Cross-Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Cross-Guarantor agrees that this Cross-Guaranty may be enforced by the Lender without necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, any other of the Loan Documents or any collateral, if any, hereafter
securing the Guaranteed Obligations or otherwise, and each Cross-Guarantor hereby waives the right to require the Lender to proceed against the other Cross-Guarantors, Indemnitor or any other Person (including a co-guarantor) or to require the Lender to pursue any other remedy or enforce any other right. Each Cross-Guarantor further agrees that it
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shall have no right of subrogation, indemnity, reimbursement or contribution against the other Cross-Guarantors of the Guaranteed Obligations for amounts paid under this Cross-Guaranty until such time as the Lender has been paid in full, and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lender in connection with monies received under the Loan Documents. Each Cross-Guarantor further agrees that nothing contained herein shall prevent the Lender from suing on the Notes or any of the other Loan Documents or foreclosing its security interest in or Lien on any collateral, if any, securing Guaranteed Obligations or from exercising any other rights available to them under this Agreement, the Notes, any other of the Loan Documents, or other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Cross-Guarantor's obligations hereunder;
it being the purpose and intent of each Cross-Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any of the Cross-Guarantors' obligations under this Cross-Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of the bankruptcy or insolvency of any of the Borrowers. Each Cross-Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Lender upon this Cross-Guaranty or acceptance of this Cross-Guaranty. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Cross-Guaranty. All dealings between the Borrowers and the Lender shall be conclusively presumed to have been had or consummated in reliance upon this Cross-Guaranty. Notwithstanding anything to the contrary herein, the Cross-Guarantors shall have the right to assert any valid defenses of the Borrowers to any claim by the Lender for payment under the Cross-Guaranty.
SECTION 9.03. Modifications. Each Cross-Guarantor agrees that: (a) all or any part of the security now or hereafter held for the Guaranteed Obligations, if any, may be exchanged, compromised or surrendered from time to time ; (b) the Lender shall not have any obligation to protect, perfect, secure or insure any such security interests, Liens or encumbrances now or hereafter held, if any, for the Guaranteed Obligations or the properties subject thereto;
(c) the time or place of payment of the Guaranteed Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part;
(d) the Borrowers and any other party liable for payment under the Loan Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Loan Documents may be modified, amended or waived; (any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the
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Borrowers or any other party liable for the payment of the
Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Guaranteed Obligations, all without notice to or further assent by such Cross-Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.
SECTION 9.04. Waiver of Rights. Each Cross-Guarantor expressly waives, to the fullest extent permitted by applicable law: (a) notice of acceptance of this Cross-Guaranty by the Lender and of all extensions of credit to the Borrowers by the Lender; (b) presentment and demand for payment or performance of any of the Guaranteed Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Agreement) with respect to the Guaranteed Obligations or with respect to any security therefor; (d) notice of the Lender obtaining, amending, substituting for, releasing, waiving or modifying any security interest, Lien or encumbrance, if any, hereafter securing the Guaranteed Obligations, or the Lender subordinating, compromising, discharging or releasing such security interests, Liens or encumbrances, if any; (e) all other notices to which such Cross-Guarantor might otherwise be entitled; and (demand for payment under this Cross-Guaranty. In addition, each Cross-Guarantor agrees to the waivers set forth in Addendum A hereto, which is incorporated herein by reference, mutadis mutandis, with the same force and effect as if herein fully set forth.
SECTION 9.05. Reinstatement. The obligations of the Cross Guarantors under this Article IX shall be automatically reinstated if and to the extent that, for any reason, any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Cross-Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
SECTION 9.06. Remedies. The Cross-Guarantors agree that, as
between the Cross-Guarantors, on the one hand, and the Lender, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Article VI (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VI) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have
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become automatically due and payable), such Guaranteed Obligations
(whether or not due and payable by any other Person) shall forthwith become due and payable by the Cross-Guarantors.
SECTION 9.07. Limitation of Cross-Guaranty. Notwithstanding any provision to the contrary contained herein or in any of the other Loan Documents, to the extent the obligations of any Cross-Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the obligations of such Cross-Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code)."
5. Specified Repairs. From and after the Effective Date Section 3.01(d)(xvi) of the Original Credit Agreement shall be amended and restated in its entirety as follows :
"(xvi) On the Closing Date, the Lender shall disburse a portion of the Loan proceeds equal to the amount needed to complete the Specified Repairs into a separate escrow account of the Lender. Such escrow account shall be an interest bearing account and Borrower shall have the right to have an amount released from such escrow account equal to the amount allocated for a Specified
Repair upon a written request to the Lender accompanied by reasonable evidence of completion of such Specified Repair. Until the funds in such escrow account are released, they shall constitute additional security for the Loan. So long as no Event of Default has occurred that has not been waived and is
continuing, Lender shall, to the extent funds are available for such purpose in the escrow account, disburse to Grantor any amounts requested by Grantor for such Specified Repairs provided, that (i) such expenditures for such Specified Repairs are consistent with the use of the Property as a Health Care Facility, and (ii) Grantor delivers to Lender all invoices, receipts or other evidence satisfactory to Lender, verifying the cost of performing such Specified Repairs. Upon the reasonable request of Lender, Grantor shall deliver to Lender a certification from an inspecting architect or other third party acceptable to Lender describing the completed portion of the Specified Repairs with respect to which the disbursement request has been made and verifying the completion of the Specified Repairs and that the cost of the such Specified Repairs does not substantially vary from the budgeted amount. "
6. Origination Fee. In consideration of the Lender's commitment to make the Additional Loan pursuant to the terms of this Amendment and the Credit Agreement, EIII shall pay to the Lender on the date hereof an origination fee (the "Additional Origination Fee") in the aggregate amount of FORTY-TWO THOUSAND FIVE HUNDRED AND
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NO/100 DOLLARS ($42,500.00). The Lender, at its option, may collect the Origination Fee through reduction of the Additional Loan proceeds by an amount equal to the Additional Origination
Fee. The amount of the Additional Origination Fee represents an amount equal to one-half of one percent (0.50%) of the principal amount of the Additional Loan made in connection with the
Puyallup, Washington facility. The Lender agrees and acknowledges that with respect to the Concorde, Nevada facility, it received the Origination Fee in connection with such property at the time of entering into the Original Credit Agreement.
7. Representations and Warranties. EIII, as a Borrower, hereby makes each of the representations and warranties set forth in
Section 4.01 of the Original Credit Agreement, therein as if fully set forth herein. With respect to Section 4.01(mm), the Effective Capacity of the Additional Properties is a set forth in Schedule D hereto.
8. Intent of Parties. It is the intent of the parties hereto that for purposes of Chapter 295, Section 12, Washington Laws of 1998, the Cross-Guaranty shall be deemed to have been entered into as of the Effective Date, and the deficiency rights in Chapter 295,
Section 12, Washington Laws of 1998 shall apply to the Cross-
Guaranty."
9. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
10. Binding Effect. This Amendment shall become effective when it shall have been executed by the Borrowers and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that none of the Borrowers shall have the right to assign their respective rights hereunder or any interest herein without the prior written consent of the Lender.
11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
12. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any
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such action or proceeding may be heard and determined in any such
New York state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment.
(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment to which it is a party in any New York state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
14. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
15. Severability. If any provision of this Amendment or
application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and
unenforceable to any extent, the remainder of this Amendment or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.
16. Full Force and Effect. Except as modified herein, all terms and conditions of the Original Credit Agreement shall remain in full force and effect, which terms and conditions the Lender and the Borrowers hereby ratify and affirm.
***
[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above

PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBER FROM ENFORCING REPAYMENT OF A DEBT
ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
BORROWERS :
EMERITUS PROPERTIES II, INC. , a Washington corporation
By:  /s/:  Kelly J. Price
Name: Kelly J. Price
Title: Vice President
EMERITUS PROPERTIES III, INC., a Washington corporation
By: /s/:  Kelly J. Price
Name :  Kelly J. Price
Title : Vice President

EMERITUS PROPERTIES V, INC., a Washington corporation
By:  /s/:  Kelly J. Price
Name:  Kelly J. Price
Title : Vice President

EMERITUS PROPERTIES VII, INC., a Washington corporation
By:  /s/:  Kelly J. Price
Name:  Kelly J. Price
Title: Vice President

[CONTINUED]

LENDER:
DEUTSCHE BANK AG, NEW YORK BRANCH
By:  /s/:  Lotte J. Potter
Name:     LOTTE J. POTTER
Title:    ATTORNEY-IN-FACT

By:  /s/:  Allisson J. Michaels
Name: Allisson J. Michaels
Title:  ATTORNEY-IN-FACT

                            ADDENDUM A
                    CALIFORMA GUARANTY ADDENDUM
(a) Each Cross-Guarantor hereby waives (i) any right to require the Lender to (A) proceed against the principal debtor, or (B) proceed against or exhaust any security held from the principal debtor; (ii) to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor's obligations in proportion to the principal obligation; (iii) to the fullest extent permitted by law, all rights and benefits under (A) Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and any right to a fair value hearing or any fair value limitation or other limitation on liability or a deficiency based upon the fair value of any collateral after a non-judicial foreclosure of the applicable security instrument, (B) Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation, (C)
Section 580d of the California Code of Civil Procedure stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (D) Section 726 of the California Code of Civil Procedure stating that there may be but one form of action on an indebtedness secured by real property, if such sections, or any of them, have any application hereto or any application to the Cross-Guarantors; (iv) all rights and benefits which might otherwise be available to the undersigned under California Civil Code Sections 2810, 2819, 2839, 2845, 2849, 2850, 2899, and 3433; and (v) any rights arising under Section
359.5 of the California Code of Civil Procedure.
(b) In addition, each Cross-Guarantor hereby waives all rights and defenses that the Cross-Guarantors may have because the principal debtor's obligations are secured by real property. This means, among other things: (i) the Lender may collect from the Cross Guarantors without first foreclosing on all real or personal property collateral pledged by principal debtor; (ii) if the Lender forecloses on any real property collateral pledged by the principal debtor: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and/or (b) the Lender may collect from the Cross-Guarantors even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Cross-Guarantors may have to collect from the principal debtor. This is an unconditional and irrevocable waiver of any rights and defenses the Cross-Guarantors may have because the principal debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. The Cross-Guarantors each hereby waive all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Cross-Guarantors' rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                            SCHEDULE A
THE CONCORDE
GOVERNMENT LOT THIRTY SEVEN (37) IN SECTION 13, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., COUNTY OF CLARK, STATE OF NEVADA.
EXCEPT THAT PORTION CONVEYED TO THE COUNTY OF CLARK FOR ROAD
PURPOSES BY DEED RECORDED JANUARY 17,1996 IN BOOK 960117 AS
DOCUMENT ; NO. 01463 OF OFFICIAL RECORDS.

PUYALLUP
LOT 1 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED
JU7,Y 19, 1995 UNDER AUDITOR'S NO. 9507190625, IN PWALLUP, PIERCE
COUNTY WASHINGTON;
EXCEPT THE 30 FEET THEREOF DEEDED TO THE CITY OF PWALLUP, A
WASHINGTON MUNICIPAL CORPORATION, BY DEED RECORDED UNDER AUDITOR'S
NO. 9701090196.
SITUATE IN THE CITY OF PUYALLUP, PIERCE COUNTY, WASHINGTON.